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                                                                 EXHIBIT 10.34.1

          AMENDMENT TO THE FACILITY SET-UP AND CONTRACT MANUFACTURING
                       AGREEMENT AND THE LICENSE AGREEMENT

                                     between

                            RMS Medical Systems Inc.
                                 hereafter "RMS"
                   located at 13700 Alton Parkway, Suite 160,
                        in Irvine, California, 92618, USA

                                       and

                BEBIG Isotopentechnik und Umweltdiagnostik GmbH,
                                hereafter "BEBIG"
                        located at Robert-Rossle-Str.10,
                           in D-13125 Berlin, Germany

BACKGROUND

RMS and BEBIG have signed a FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT including the ADDENDUM TO FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT AND A LICENSE AGREEMENT to cooperate in the production of radioactive balloon catheters in July 28, 1999.

In the mean time the originally designed manufacturing process and its production capacity, being the basis for the above mentioned agreements, has changed. Additional research and development work has been and will be necessary as well, that has not been provided for in the above mentioned agreements.

In light of the above, both parties desire to amend the existing FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT including the ADDENDUM TO FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT and the LICENSE AGREEMENT.

1.   NEW RESOURCE REQUIREMENTS FOR HIGH PRODUCTION CAPACITY PROCESS.

     BEBIG will use its best efforts to install a new high production capacity line with a maximum of 200 activity carriers per week at its Berlin facility in accordance with the tasks and timetable set forth in Schedule A and Appendix 1 to this amendment. Such activity will require NEW RESOURCE REQUIREMENTS consisting of the items "Additional Equipment", "Development Component", and "Validation". A further breakdown of these items is shown in Appendix 1 of this amendment.

     Both parties agree that for the new resource requirements RMS will compensate BEBIG or its affiliates per Schedule A with an investment contribution of US $ 686,000 excluding taxes if any.

     Schedule A of this amendment shows payments that are still due to BEBIG by RMS for the completion of this project. These include original payments from the FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT, the payments for the NEW


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     RESOURCE REQUIREMENTS, and the payment for the LOW CAPACITY PRODUCTION
     PROCESS. This shall not be interpreted as a waiver for any other costs and payments the parties agreed to in the above mentioned agreements including but not limited to payments that have already been transferred from RMS to BEBIG, rent of laboratory space, license fees, royalties, etc.

2.   LOW CAPACITY PRODUCTION PROCESS

     In order to be able to commence production already in the last quarter of the year 2000 BEBIG will use its best efforts to establish a low capacity production line with a maximum capacity of 20 activity carriers per week in parallel to the high volume capacity production at BEBIG in accordance with the tasks and timetable set forth in Schedule A and Appendix 1 to this amendment.

     Both parties agree that for these additional costs RMS will compensate BEBIG or its affiliates per Schedule A with an investment contribution of US $ 36,000 excluding taxes if any.

3.   ADDITIONAL RESEARCH AND DEVELOPMENT WORK.

     For the technique of radiolabeling with radioactive P-32, additional R&D work was necessary. For this R&D work RMS has compensated BEBIG's affiliate, IPL, with US $98,000. The parties acknowledge that the scope of this work was completed under the joint collaboration of BEBIG's California affiliate, IPL and RMS and funded exclusively by RMS. Therefore, the parties agree that any inventions, improvements, discoveries or other intellectual property developed by BEBIG or its affiliates in the course of such work shall be jointly owned. Both parties are unencumbered in the use and rights of this technology. Furthermore, BEBIG and/or its affiliates will assist RMS in its filing for the patent rights of the technology. The patent shall include the appropriate inventors from RMS and BEBIG in accordance with applicable patent law and designate RMS and BEBIG as assignees.

     4. COMPENSATIONS.

     (a) RMS will compensate BEBIG for the FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT, the NEW RESOURCE REQUIREMENTS, and the LOW CAPACITY PRODUCTION PROCESS per Schedule A.

5.   LICENSE FEE OFFSETS.

     Both parties agree, that the US$ 686,000, US$ 36,000, and US$ 98,000 in sections 1, 2, and 3 in this amendment are not subject to offsetting of the license fee or royalties as provided by the LICENSE AGREEMENT, Section 4.


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6.   MAINTENANCE COST OF EQUIPMENT.

     Both parties agree, that RMS covers all maintenance cost of the equipment delivered by RMS during the rental term. Maintenance cost on the before mentioned equipment is billed back to RMS at cost.

     Except as specifically modified by this amendment, all terms and conditions of the FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT and the LICENSE AGREEMENT shall continue unchanged.

Date:                                         Date:


---------------------------------             ----------------------------------
           BEBIG GmbH                                        RMS


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                                   Schedule A

-------------------------------------------------------------------------------------------------
Milestone                                     Target Date for Completion            Amount in US$
-------------------------------------------------------------------------------------------------

Upon Execution for Delivery of                                                         585,000
Components from Radiance

Upon Execution For Additional                                                          147,000
Resources per the Amendment

Completion of Low Volume P(32)                    September 11, 2000                    30,000
Labeling Cell

Completion of Assembly Platform                   September 15, 2000                   205,000
Containment Cells

Upon Operational Readiness Following
Completion of Hot Product Validations
at Low Volumes                                     November 27, 2000                   190,000

Upon Delivery of the First RDX
Catheter Meeting Radiance's
Specifications                                     November 27, 2000                    90,000

Upon Operational Readiness Following
Completion of Hot Product Validations
at High Volumes                                   First Quarter 2001                   150,000
-------------------------------------------------------------------------------------------------



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Appendix I: Detailed Breakdown of Cost

ADDITIONAL EQUIPMENT (US $ 255,000). These cost cover necessary additional equipment. In detail:


-------------------------------------------------------------------------------------------
         Box 0:  procedure and equipment for waste reduction, storage          US $  55,000
         and handling

         Box 3:  storage of foils (to be assembled within week)                US $  50,000

         Two additional assembly platforms: Leak-tight boxes, airlocks         US $  70,000
         with pneumatic gates, filters, gloves, maintenance covers with gloves (rear side, control for gates, improved feeding of
         capsulate, filters, particle monitoring)

         Additional personnel cost                                             US $  80,000
-------------------------------------------------------------------------------------------
                     Development Component Total                               US $ 255,000
-------------------------------------------------------------------------------------------


DEVELOPMENT COMPONENT (US $ 191,000). These cost cover the change of capacity from 40 to 200 activity carriers per week. In detail:

--------------------------------------------------------------------------------
         Box 0 Waste storage and handling

         Doubling the capacity of box 2

         Separate containment for acetone handling

         Setting up measurement equipment to measure the active foils

         Setting up measurement equipment to measure the geometric activity distribution and its homogeneity

         Introduction of a 4th assembly platform

--------------------------------------------------------------------------------
                     Development Component Total                    US $ 191,000
--------------------------------------------------------------------------------


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VALIDATION (US $ 240,000). These cost cover the validation of the chemical and the manufacturing process as well as the validation/overhead costs. In detail:

--------------------------------------------------------------------------------
Validation of the chemical process

         Further optimization and reproducibility of high yield

         Waste reduction

         Stability of the labeling process

         Reproducibility of the homogenous dose distribution of the activity carrier
--------------------------------------------------------------------------------
                                                     Subtotal        US $ 90,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Validation of the manufacturing process

         Manufacturing test catheters for validation

         Manufacturing under a higher degree of automation at the higher capacity of 200 catheters per week

         Clean room environment, bio-burden control, monitoring
--------------------------------------------------------------------------------
                                                     Subtotal        US $ 90,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Validation/overhead costs

         Procurement of raw materials

         Procurement of packaging

         Sterilization

         Logistics for delivery of raw material to BEBIG and distribution of catheters to users

--------------------------------------------------------------------------------
                                                     Subtotal        US $ 60,000
--------------------------------------------------------------------------------
                                             Validation Total        US $240,000
--------------------------------------------------------------------------------